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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2006

HOSPITALITY PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-11527 (Commission File Number)	04-3262075 (I.R.S. Employer Identification No.)
400 Centre Street, Newton, Massachusetts		02458
(Address of Principal Executive Offices)		(Zip Code)
617-964-8389
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Form 8-K/A amends Item 9.01 of our Current Report on Form 8-K, dated December 12, 2006 (the "Original Filing"), solely for the purpose of correcting a production error as a result of which the conformed signature of PricewaterhouseCoopers LLP was inadvertently not included on page F-26. Page F-26 of Item 9.01(b) of the Original Filing is hereby amended to include such conformed signature and is reproduced on Page F-1 below in this Form 8-K/A. Other than including the conformed signature, this amendment does not amend or modify the disclosures in Item 9.01, Item 8.01 or any other disclosures in the Original Filing. This Form 8-K/A does not reflect events occurring after the date of the Original Filing or amend, modify or update disclosures affected by subsequent events.

Item 9.01.    Financial Statements and Exhibits.

        (b)  Pro Forma Financial Information

INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

Page
TravelCenters of America, Inc. Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-1

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST
	By:	/s/ MARK L. KLEIFGES
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer
Dated: December 18, 2006

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of TravelCenters of America, Inc.:

        In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of TravelCenters of America, Inc. and its subsidiaries at December 31, 2005 and December 31, 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As described in Note 3, the Company adopted the provisions of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" as of January 1, 2003.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
May 30, 2006, except for Note 24, as to
which the date is September 15, 2006
and Note 6, as to which the date is
November 17, 2006

F-1

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Explanatory Note
  Item 9.01. Financial Statements and Exhibits.
INDEX TO FINANCIAL STATEMENTS AND SCHEDULES
SIGNATURES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM